CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 22, 2016 on the financial statements and financial highlights of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                     /s/ BBD, LLP
                                                     ------------
                                                     BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our reports dated December 22, 2016 on the financial statements and financial highlights of CBRE Clarion Global Infrastructure Value Fund and CBRE Clarion Long/Short Fund, each a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2016 Annual Reports to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                     /s/ BBD, LLP
                                                     ------------
                                                     BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2016 on the financial statements and financial highlights of ICM Small Company Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                     /s/ BBD, LLP
                                                     ------------
                                                     BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2016 on the financial statements and financial highlights of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Micro Cap Portfolio, each a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                     /s/ BBD, LLP
                                                     ------------
                                                     BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2016 on the financial statements and financial highlights of TS&W Equity Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                     /s/ BBD, LLP
                                                     ------------
                                                     BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2017